Forward Air Corporation
Summary Segment Results of Operations
(In thousands)
(Unaudited)

	Three months ended March 31, 2014
	Expedited LTL	Truckload Expedited	Pool Distribution	Intermodal	Eliminations and other operations	Consolidated
Revenue	$104,324	$29,914	$25,926	$12,406	$(1,001)	$171,569

Purchased transportation	42,676	20,243	7,122	4,317	(807)	73,551
Salaries, wages, and employee benefits	25,281	3,834	9,340	2,923	44	41,422
Operating leases	4,986	130	2,477	758	—	8,351
Depreciation and amortization	3,851	1,194	1,284	681	3	7,013
Insurance and claims	2,469	605	785	268	—	4,127
Fuel expense	1,108	1,155	1,755	788	—	4,806
Other operating expenses	8,734	1,351	3,565	2,558	(180)	16,028
Total operating expenses	89,105	28,512	26,328	12,293	(940)	155,298
Income from operations	$15,219	$1,402	$(402)	$113	$(61)	$16,271

Forward Air Corporation
Summary Segment Results of Operations
(In thousands)
(Unaudited)

	Three months ended June 30, 2014
	Expedited LTL	Truckload Expedited	Pool Distribution	Intermodal	Eliminations and other operations	Consolidated
Revenue	$115,213	$34,266	$25,390	$20,014	$(1,031)	$193,852

Purchased transportation	46,853	23,240	6,594	6,921	(774)	82,834
Salaries, wages, and employee benefits	26,317	4,111	9,261	4,664	38	44,391
Operating leases	4,822	81	2,000	1,262	—	8,165
Depreciation and amortization	4,129	1,380	1,422	817	3	7,751
Insurance and claims	1,714	467	518	405	—	3,104
Fuel expense	1,059	1,195	1,754	1,164	—	5,172
Other operating expenses	8,182	1,356	3,160	2,387	(245)	14,840
Total operating expenses	93,076	31,830	24,709	17,620	(978)	166,257
Income from operations	$22,137	$2,436	$681	$2,394	$(53)	$27,595

Forward Air Corporation
Summary Segment Results of Operations
(In thousands)
(Unaudited)

	Three months ended September 30, 2014
	Expedited LTL	Truckload Expedited	Pool Distribution	Intermodal	Eliminations and other operations	Consolidated
Revenue	$119,000	$33,728	$28,812	$21,189	$(1,252)	$201,477

Purchased transportation	49,873	22,475	7,482	6,880	(836)	85,874
Salaries, wages, and employee benefits	26,208	4,105	10,295	5,008	35	45,651
Operating leases	4,976	70	2,007	1,450	—	8,503
Depreciation and amortization	4,358	1,400	1,470	884	3	8,115
Insurance and claims	2,278	472	451	546	—	3,747
Fuel expense	944	1,101	1,765	1,202	—	5,012
Other operating expenses	9,690	1,476	4,004	2,899	(400)	17,669
Total operating expenses	98,327	31,099	27,474	18,869	(1,198)	174,571
Income from operations	$20,673	$2,629	$1,338	$2,320	$(54)	$26,906

Forward Air Corporation
Summary Segment Results of Operations
(In thousands)
(Unaudited)

	Three months ended December 31, 2014
	Expedited LTL	Truckload Expedited	Pool Distribution	Intermodal	Eliminations and other operations	Consolidated
Revenue	$120,364	$35,360	$38,130	$22,338	$(2,130)	$214,062

Purchased transportation	52,601	24,255	10,154	6,898	(1,591)	92,317
Salaries, wages, and employee benefits	28,150	4,049	12,924	5,427	91	50,641
Operating leases	5,022	93	2,473	1,386	1	8,975
Depreciation and amortization	4,316	1,393	1,539	1,000	6	8,254
Insurance and claims	2,325	589	1,353	489	2	4,758
Fuel expense	944	1,023	2,021	1,170	—	5,158
Other operating expenses	9,280	1,437	4,742	3,368	(503)	18,324
Total operating expenses	102,638	32,839	35,206	19,738	(1,994)	188,427
Income from operations	$17,726	$2,521	$2,924	$2,600	$(136)	$25,635

Forward Air Corporation
Summary Segment Results of Operations
(In thousands)
(Unaudited)

	Three months ended March 31, 2015
	Expedited LTL	Truckload Expedited	Pool Distribution	Intermodal	Eliminations and other operations	Consolidated
Revenue	$122,207	$34,472	$27,224	$23,027	$(1,012)	$205,918

Purchased transportation	52,853	22,614	7,469	7,063	(662)	89,337
Salaries, wages, and employee benefits	30,322	4,423	10,100	5,934	3,124	53,903
Operating leases	5,918	92	2,086	2,528	5,132	15,756
Depreciation and amortization	4,741	1,410	1,557	967	9	8,684
Insurance and claims	2,820	539	875	586	310	5,130
Fuel expense	935	894	1,286	901	4	4,020
Other operating expenses	9,733	1,289	3,635	3,059	3,123	20,839
Total operating expenses	107,322	31,261	27,008	21,038	11,040	197,669
Income from operations	$14,885	$3,211	$216	$1,989	$(12,052)	$8,249

Forward Air Corporation
Summary Segment Results of Operations
(In thousands)
(Unaudited)

	Three months ended June 30, 2015
	Expedited LTL	Truckload Expedited	Pool Distribution	Intermodal	Eliminations and other operations	Consolidated
Revenue	$155,858	$39,395	$27,684	$27,494	$(737)	$249,694

Purchased transportation	66,006	25,298	7,549	8,965	(336)	107,482
Salaries, wages, and employee benefits	39,335	4,715	10,575	6,187	1,074	61,886
Operating leases	8,368	83	2,120	2,898	4,808	18,277
Depreciation and amortization	5,563	1,513	1,485	948	10	9,519
Insurance and claims	2,419	852	926	675	1,368	6,240
Fuel expense	1,134	895	1,284	869	6	4,188
Other operating expenses	12,237	1,898	3,758	3,634	667	22,194
Total operating expenses	135,062	35,254	27,697	24,176	7,597	229,786
Income from operations	$20,796	$4,141	$(13)	$3,318	$(8,334)	$19,908

Forward Air Corporation
Summary Segment Results of Operations
(In thousands)
(Unaudited)

	Three months ended September 30, 2015
	Expedited LTL	Truckload Expedited	Pool Distribution	Intermodal	Eliminations and other operations	Consolidated
Revenue	$149,212	$38,528	$32,133	$28,890	$(1,670)	$247,093

Purchased transportation	61,723	25,541	8,783	9,414	(1,027)	104,434
Salaries, wages, and employee benefits	35,735	4,701	12,171	6,189	229	59,025
Operating leases	8,374	205	2,560	3,308	2,625	17,072
Depreciation and amortization	5,403	1,590	1,451	939	16	9,399
Insurance and claims	2,601	791	879	684	206	5,161
Fuel expense	1,001	783	1,315	727	—	3,826
Other operating expenses	12,781	1,747	4,419	4,093	535	23,575
Total operating expenses	127,618	35,358	31,578	25,354	2,584	222,492
Income from operations	$21,594	$3,170	$555	$3,536	$(4,254)	$24,601

Forward Air Corporation
Summary Segment Results of Operations
(In thousands)
(Unaudited)

	Three months ended December 31, 2015
	Expedited LTL	Truckload Expedited	Pool Distribution	Intermodal	Eliminations and other operations	Consolidated
Revenue	$149,748	$40,936	$42,954	$24,881	$(2,099)	$256,420

Purchased transportation	61,908	27,570	11,213	8,314	(1,489)	107,516
Salaries, wages, and employee benefits	38,037	5,240	15,775	6,085	652	65,789
Operating leases	8,095	153	3,443	3,026	450	15,167
Depreciation and amortization	5,450	1,692	1,478	919	17	9,556
Insurance and claims	2,215	691	1,067	618	360	4,951
Fuel expense	881	774	1,532	682	—	3,869
Other operating expenses	11,582	2,049	5,045	2,131	(250)	20,557
Total operating expenses	128,168	38,169	39,553	21,775	(260)	227,405
Income from operations	$21,580	$2,767	$3,401	$3,106	$(1,839)	$29,015

Forward Air Corporation
Summary Segment Results of Operations
(In thousands)
(Unaudited)

	Three months ended March 31, 2016
	Expedited LTL	Truckload Expedited	Pool Distribution	Intermodal	Eliminations and other operations	Consolidated
Revenue	$134,379	$38,620	$33,192	$24,624	$(1,266)	$229,549

Purchased transportation	53,441	26,561	8,877	8,433	(836)	96,476
Salaries, wages, and employee benefits	34,884	4,972	12,707	5,989	126	58,678
Operating leases	8,038	78	2,880	3,008	(136)	13,868
Depreciation and amortization	5,531	1,750	1,497	890	—	9,668
Insurance and claims	2,768	865	1,165	868	(271)	5,395
Fuel expense	720	626	1,022	593	—	2,961
Other operating expenses	11,913	2,203	4,930	2,471	(419)	21,098
Total operating expenses	117,295	37,055	33,078	22,252	(1,536)	208,144
Income from operations	$17,084	$1,565	$114	$2,372	$270	$21,405

Forward Air Corporation
Summary Segment Results of Operations
(In thousands)
(Unaudited)

	Three months ended June 30, 2016
	Expedited LTL	Truckload Expedited	Pool Distribution	Intermodal	Eliminations and other operations	Consolidated
Revenue	$144,693	$39,440	$31,525	$24,189	$(1,210)	$238,637

Purchased transportation	55,744	27,364	8,590	8,401	(832)	99,267
Salaries, wages, and employee benefits	33,942	4,530	11,935	6,045	566	57,018
Operating leases	8,490	103	3,059	2,943	6	14,601
Depreciation and amortization	5,278	1,724	1,464	875	—	9,341
Insurance and claims	3,367	994	975	528	784	6,648
Fuel expense	814	565	1,073	547	—	2,999
Other operating expenses	12,137	2,000	4,800	2,093	(361)	20,669
Impairment of goodwill, intangibles and other assets	—	42,442	—	—	—	42,442
Total operating expenses	119,772	79,722	31,896	21,432	163	252,985
Income from operations	$24,921	$(40,282)	$(371)	$2,757	$(1,373)	$(14,348)

Forward Air Corporation
Summary Segment Results of Operations
(In thousands)
(Unaudited)

	Three months ended September 30, 2016
	Expedited LTL	Truckload Expedited	Pool Distribution	Intermodal	Eliminations and other operations	Consolidated
Revenue	$144,337	$42,210	$36,437	$27,579	$(1,011)	$249,552

Purchased transportation	56,332	29,754	10,087	9,708	(842)	105,039
Salaries, wages, and employee benefits	33,752	4,860	14,387	6,574	588	60,161
Operating leases	8,995	87	3,274	3,263	596	16,215
Depreciation and amortization	5,470	1,470	1,472	987	—	9,399
Insurance and claims	3,948	1,078	1,020	793	331	7,170
Fuel expense	848	684	1,216	668	—	3,416
Other operating expenses	13,978	2,239	4,915	2,545	(225)	23,452
Total operating expenses	123,323	40,172	36,371	24,538	448	224,852
Income from operations	$21,014	$2,038	$66	$3,041	$(1,459)	$24,700